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                                                                   EXHIBIT 10(u)

                              FOURTH AMENDMENT TO
                              -------------------
                             HELLER FINANCIAL, INC.
                             ----------------------
                        SAVINGS AND PROFIT SHARING PLAN
                        -------------------------------


          WHEREAS, Heller Financial, Inc. (the "Company") maintains the Heller Financial, Inc. Savings and Profit Sharing Plan, as amended and restated effective as of January 1, 1989, (the "Plan") for the benefit of its eligible employees and the eligible employees of its affiliates that adopt the Plan with the Company's consent; and

          WHEREAS, the Plan has previously been amended and further amendment thereof now is considered desirable:

          NOW, THEREFORE, in exercise of the power reserved to the Company by
Section 11.2 of the Plan and pursuant to the authority granted to the undersigned officer by resolutions adopted by the Board of Directors of the Company, the Plan be and hereby is amended, effective as of January 1, 1997, by substituting the following for the first sentence of Section 4.3 of the Plan:

     "Effective for Plan Years beginning on and after January 1, 1997, and for each Matching Contribution Period occurring during the Plan Year, each Employer shall contribute an Employer Matching Contribution equal to fifty percent (50%) (or such greater or lesser percentage determined by the Committee) of each eligible Participant's Employer Compensation Reduction Contributions made each pay period during the Matching Contribution Period up to a maximum of five percent (5%) (or such greater or lesser percentage as determined by the Committee) of the Participant's Compensation paid each pay period during such Matching Contribution Period; provided, that:

          (a) a Participant shall not be entitled to an Employer Matching Contribution unless the Participant is employed on the last day of the Matching Contribution Period.
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          (b)  any eligible Participant who does not make Employer
               Compensation Reduction Contributions of at least five percent (5%) (or such greater or lesser maximum percentage as determined by the Committee) during a payroll period because such Participant has already made Employer Compensation Reduction Contributions for the Plan Year up to the limit prescribed under Code Section 402(g) shall receive an Employer Matching Contribution for that Matching Contribution Period as if such Participant had made the Employer Compensation Reduction Contributions already contributed to the Plan for that Plan Year ratably over the pay periods occurring during the Plan Year; and

          (c) no Employer Matching Contributions for any Matching Contribution Period shall exceed an amount or percentage of Compensation or Employer Compensation Reduction Contributions which may from time to time be established by the Committee."

          IN WITNESS WHEREOF, the undersigned officer of Heller Financial, Inc. has caused the foregoing amendment to be executed this 30th day of April, 1997.

                                        HELLER FINANCIAL, INC.


                                        By    Kristin M. Zivilik
                                           -------------------------------
                                           Its  AVP, Human Reources
                                              ----------------------------
                                                Benefits
                                              ----------------------------


ATTEST



By_____________________
  Its___________________